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                                                                   EXHIBIT 10.43

                               MOTIENT CORPORATION

                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is dated as of November 12, 2004 and is by and among MOTIENT CORPORATION, a Delaware corporation, with its principal office at 300 Knightsbridge Pkwy., Lincolnshire, IL 60069 (the "COMPANY"), and each investor listed on Schedule 1 hereto (each such investor individually, a "PURCHASER" and, collectively, the "PURCHASERS").

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, authorized but unissued shares of common stock, $0.01 par value per share, of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event the "COMMON STOCK"), at an aggregate purchase price of up to $131,580,429.13 all upon the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, simultaneously with entering into this Agreement, the Company and the Purchasers are entering into that certain Registration Rights Agreement, dated as of the date hereof (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company shall register for resale the Shares and the Warrant Shares (as defined below) on the terms set forth therein;

         NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "AFFILIATE" means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144 (as defined below), and with respect to Tudor, in addition to the foregoing, the term "Affiliate" shall also include the Related Entities, and in all cases including, without limitation, any Person that serves as a general partner and/or investment adviser or in a similar capacity of a Person.

                  (b) "BOARD" means the board of directors of the Company.

                  (c) "CLOSING DATE" means the date hereof.

                  (d) "EFFECTIVE DATE" means the earlier of (i) the date that is one hundred twenty (120) days after the Closing Date or (ii) the date that the registration statement required to be filed by the Company under the Securities Act pursuant to the terms of the Registration Rights Agreement becomes effective.

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                  (e) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

                  (f) "FULLY DILUTED COMMON STOCK" means the outstanding Common Stock and the shares of Common Stock issued or issuable upon exercise of Warrants (assuming full exercise).

                  (g) "MAJORITY PURCHASERS" has the meaning set forth in Section 8.8.

                  (h) "MATERIAL ADVERSE EFFECT" means any event, occurrence or development that has had, or that could reasonably be expected to have, individually or in the aggregate with other events, occurrences or developments, a material adverse effect on the assets, liabilities (contingent or otherwise), business, affairs, operations, prospects or condition (financial or otherwise) of the Company.

                  (i) "PERSON" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

                  (j) "RELATED ENTITIES" includes, with respect to Tudor, any entities for which any of the Tudor Entities or its affiliates serve as a general partner and/or investment advisor or in a similar capacity, and all mutual funds or other pooled investment vehicles or entities under the control or management of the Tudor Entities or the general partner or investment advisor thereof, or any affiliate of any of them. For purposes of this Agreement, (a) "TUDOR ENTITIES" means each of the following: any entity for which Tudor Investment Corporation or an Affiliate thereof acts as general partner or investment adviser, Tudor Investment Corporation, Tudor Group Holdings LLC, their respective Affiliates, or any Affiliate or Affiliated Group of Tudor Investment Corporation and/pr Tudor Group Holdings LLC, and (b) with respect to the Tudor Entities, "Affiliated Group" has the meaning given to it in Section 1504 of the Internal Revenue Code of 1986, as amended, and in addition includes any analogous combined, consolidated, or unitary group, as defined under any applicable state, local or foreign income tax law.

                  (k) "RULE 144" means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

                  (l) "SEC" means the Securities and Exchange Commission.

                  (m) "SECURITIES ACT" means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

                  (n) "SHARES" means the shares of Common Stock issued and sold by the Company to the Purchasers hereunder.

                  (o) "SHARE PRICE" means $8.57 per Share.

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                  (p) "TRANSACTION DOCUMENTS" means, collectively, the
Registration Rights Agreement and the Warrants.

                  (q) "TRANSFER AGENT INSTRUCTIONS" means the Irrevocable Transfer Agent Instructions, in substantially the form of EXHIBIT B, executed by the Company and delivered to and acknowledged in writing by the Company's transfer agent.

                  (r) "TUDOR" means, collectively, The Raptor Global Portfolio, Ltd., The Tudor BVI Global Portfolio, Ltd., The Altar Rock Fund L.P. and Tudor Proprietary Trading, L.L.C.

                  (s) "WARRANTS" means the warrants to purchase Common Stock, dated as of the date hereof, issued by the Company to the Purchasers, in substantially the form attached hereto as EXHIBIT C.

                  (t) "WARRANT SHARES" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

         2. PURCHASE AND SALE OF SHARES AND WARRANTS.

                  2.1 PURCHASE AND SALE OF SHARES. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees, severally and not jointly, to purchase from the Company, at the Closing, the number of Shares set forth opposite such Purchaser's name on SCHEDULE 1 hereto, at the Share Price. The aggregate purchase price payable by all Purchasers, severally and not jointly, to the Company for all of the Shares shall be $131,580,429.13.

                  2.2 ISSUANCE OF WARRANTS. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue to each Purchaser at the Closing a Warrant to purchase the number of Warrant Shares equal to twenty-five percent (25%) of the number of Shares purchased by such Purchaser at Closing at an exercise price equal to the Share Price, which shall be appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like which occur after the Closing Date.

                  2.3 CLOSING. The closing of the transactions contemplated under this Agreement (the "CLOSING") shall take place at 10:00 am (Eastern Time) at the offices of Covington & Burling, 1201 Pennsylvania Avenue, NW, Washington, D.C. 20004, on the Closing Date, or on such other date and at such time as may be agreed upon between the Purchasers, on the one hand, and the Company, on the other hand. At the Closing, the Company shall deliver to each Purchaser (i) a single stock certificate (or more, if reasonably requested by the Purchaser), registered in the name of such Purchaser, representing the number of Shares purchased by such Purchaser and (ii) a Warrant as provided in Section 2.2 hereof, against payment of the purchase price by wire transfer of immediately available funds to such account as the Company shall designate in writing.

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         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser, as of the date hereof and except as set forth on the disclosure schedule furnished by the Company to each Purchaser (the "DISCLOSURE SCHEDULE") attached hereto as Schedule 2, as follows:

                  3.1 INCORPORATION. Each of the Company and the Subsidiaries (as defined in Section 3.18 below) is a corporation or other entity duly organized, validly existing and in good standing under the laws of the State of Delaware (or such other applicable jurisdiction of incorporation or formation as is indicated on Schedule 3.18), and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or the character of the property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a Material Adverse Effect. Each of the Company and the Subsidiaries has all requisite corporate power and authority to carry on its business as now conducted and to carry out the transactions contemplated hereby. Neither the Company nor any of the Subsidiaries is in violation of any of the provisions of its Certificate of Incorporation (or other charter document) or By-laws.

                  3.2 CAPITALIZATION. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which 34,562,901 shares were outstanding as of the date hereof, and (ii) 5,000,000 shares of preferred stock, of which no shares are outstanding as of the date hereof. All shares of the Company's issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. Except as set forth in Schedule 3.2 to the Disclosure Schedule, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, including the Shares, the Warrants and the Warrant Shares, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. The issue and sale of the Shares, the Warrants and the Warrant Shares will not obligate the Company to issue or sell, pursuant to any pre-emptive right or otherwise, shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  3.3 REGISTRATION RIGHTS. Except as set forth on Schedule 3.3 to the Disclosure Schedule, the Company has not granted or agreed to grant to any Person any right (including "piggy-back" and demand registration rights) to have any capital stock or other securities of the Company registered with the SEC or any other government authority.

                  3.4 AUTHORIZATION. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, each of this Agreement and the Transaction Documents shall constitute a legal, valid and binding obligation of


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the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power and authority to enter into this Agreement and the Transaction Documents and to carry out and perform its obligations under their respective terms.

                  3.5 VALID ISSUANCE OF THE SHARES. The Shares, the Warrants and the Warrant Shares have been duly authorized, and the Shares and the Warrant Shares, upon issuance pursuant to the terms hereof and the terms of the Warrants, respectively, will be validly issued, fully paid and nonassessable and not subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or any other Person. The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon execution of this Agreement and upon exercise in full of the Warrants (assuming the Warrants vest in full).

                  3.6 FINANCIAL STATEMENTS. The Company has furnished to the Purchasers, and attached as Schedule 3.6 to the Disclosure Schedule, true and complete copies of the unaudited consolidated balance sheet of the Company and the Subsidiaries as of June 30, 2004 (the "BALANCE SHEET") and the related consolidated income statement, consolidated statement of cash flows and consolidated statement of stockholders' equity of the Company for the six (6) months then ended. All of the financial statements described above are hereinafter referred to, collectively, as the "FINANCIAL STATEMENTS". The Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods covered thereby, subject, to normal year-end adjustments (which individually and in the aggregate are not material) and to the absence of footnotes thereto, and present fairly, in all material respects, the financial position of the Company and the Subsidiaries and the results of operations and cash flows as of the date and for the periods indicated therein.

                  3.7 SEC DOCUMENTS. The Company has furnished to the Purchasers true and complete copies of the following reports of the Company (collectively, the "SEC DOCUMENTS"): (i) the annual report on Form 10-K for the year ended December 31, 2003 and (ii) quarterly reports on Form 10-Q for the periods ended March 31, 2004 and June 30, 2004. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and none of the SEC Documents contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto in effect at the time of filing. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Documents to the extent required by the rules and regulations of the SEC as in effect at the time of filing. The Company has prepared and filed with the SEC all filings and reports required by the Securities Act and the Exchange Act to make the Company's filings and reports current in all respects. When filed with the SEC, the Company covenants that its quarterly report on Form 10-Q for the period ended


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September 30, 2004 (a) will comply in all material respects with the requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, (b) will include financial statements of the Company that will comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto in effect at the time of filing, and (c) will include, to the extent required by the rules and regulations of the SEC as in effect at the time of filing, all material agreements to which the Company is a party or to which the property or assets of the Company are subject.

                  3.8 CONSENTS. Except for (a) the filing and effectiveness of any registration statement required to be filed by the Company under the Securities Act pursuant to the terms of the Registration Rights Agreement and
(b) any required state "blue sky" law filings in connection with the transactions contemplated hereunder or under the Transaction Documents, all consents, approvals, orders and authorizations required on the part of the Company in connection with the execution or delivery of, or the performance of the obligations under, this Agreement and the Transaction Documents, and the consummation of the transactions contemplated herein and therein, have been obtained and will be effective as of the date hereof. The execution and delivery by the Company of this Agreement and the Transaction Documents, the consummation of the transactions contemplated herein and therein, and the issuance of the Shares, the Warrants and the Warrant Shares, do not require the consent or approval of the stockholders of, or any lender to, the Company.

                  3.9 NO CONFLICT; COMPLIANCE WITH LAWS.

                           (a) The execution, delivery and performance by the
Company of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Shares, the Warrants and the Warrant Shares, do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation (or other charter documents) or By-laws of the Company or any of the Subsidiaries, (ii) breach, conflict with or result in any violation of or default (or an event that with notice or lapse of time or both would become a default) under, or give rise to a right of termination, amendment, acceleration or cancellation (with or without notice or lapse of time, or both) of any obligation, contract, commitment, lease, agreement, mortgage, note, bond, indenture or other instrument or obligation to which the Company or any of the Subsidiaries is a party or by which they or any of their properties or assets are bound, except in each case to the extent such breach, conflict, violation, default, termination, amendment, acceleration or cancellation does not, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in a violation of any statute, law, rule, regulation, order, ordinance or restriction applicable to the Company, the Subsidiaries or any of their properties or assets, or any judgment, writ, injunction or decree of any court, judicial or quasi-judicial tribunal applicable to the Company, the Subsidiaries or any of their properties or assets.

                           (b) Neither the Company nor any of the Subsidiaries
(i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of the Subsidiaries), nor has the Company or any of the Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties or assets is bound (whether or not such default or violation


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has been waived), (ii) is in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as does not, and could not, reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  3.10 BROKERS OR FINDERS. Other than the broker fee (the "BROKER FEE") the Company will pay to Tejas Securities Group, Inc. ("TEJAS") upon the Closing in an amount not to exceed $5,182,620, neither the Company nor any of the Subsidiaries has dealt with any broker or finder in connection with the transactions contemplated by this Agreement or the Transaction Documents, and neither the Company nor any of the Subsidiaries has incurred, or shall incur, directly or indirectly, any liability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the Transaction Documents, or any transaction contemplated hereby or thereby.

                  3.11 PINK SHEETS. The Company's Common Stock is currently actively traded, and thus quoted, on the pink sheets.

                  3.12 ABSENCE OF LITIGATION. Except as set forth on Schedule
3.12 to the Disclosure Schedule, there are no pending or, to the Company's knowledge, threatened actions, suits, claims, proceedings or investigations against or involving the Company or any of the Subsidiaries except to the extent described in the SEC Documents.

                  3.13 NO UNDISCLOSED LIABILITIES; INDEBTEDNESS. Since the date of the Balance Sheet, the Company and the Subsidiaries have incurred no liabilities or obligations, whether known or unknown, asserted or unasserted, fixed or contingent, accrued or unaccrued, matured or unmatured, liquidated or unliquidated, or otherwise, except for liabilities or obligations that, individually or in the aggregate, do not or would not have a Material Adverse Effect and other than liabilities and obligations arising in the ordinary course of business. Except for indebtedness reflected in the Balance Sheet, the Company has no indebtedness outstanding as of the date hereof. The Company is not in default with respect to any outstanding indebtedness or any instrument relating thereto.

                  3.14 CONTRACTS. All contracts, agreements, instruments and other documents required to be filed as exhibits to any of the periodic reports required to be filed by the Exchange Act are legal, valid, binding and in full force and effect and are enforceable by the Company in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles.

                  3.15 TITLE TO ASSETS. Each of the Company and the Subsidiaries has good and marketable title to all real and personal property owned by it that is material to the business of the Company or such Subsidiaries, in each case free and clear of all liens and encumbrances, except those, if any, reflected in the Financial Statements or incurred in the ordinary course of business consistent with past practice. Any real property and facilities held under lease by the Company or the Subsidiaries are held by it or them under valid,


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subsisting and enforceable leases (subject to laws of general application relating to bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally and other equitable remedies) with which the Company and the Subsidiaries are in compliance in all material respects.

                  3.16 LABOR RELATIONS. No labor or employment dispute exists or, to the knowledge of the Company, is imminent or threatened, with respect to any of the employees or consultants of the Company that has, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  3.17 INTELLECTUAL PROPERTY. The Company is the sole and exclusive owner of, or has the exclusive right to use, all right, title and interest in and to all material foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands, copyrights (whether or not registered and, if applicable, including pending applications for registration) and other proprietary rights or information, owned or used by the Company (collectively, the "RIGHTS"), and in and to each material invention, software, trade secret, and technology used by the Company or any of the Subsidiaries (the Rights and such other items, the "INTELLECTUAL PROPERTY"), and, to the Company's knowledge, the Company owns and has the right to use the same, free and clear of any claim or conflict with the rights of others (subject to the provisions of any applicable license agreement). Except as set forth on Schedule 3.17 to the Disclosure Schedule, there have been no written claims made against the Company or any of the Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to the Company's knowledge, there are no reasonable grounds for any such claims.

                  3.18 SUBSIDIARIES; JOINT VENTURES. Except for the subsidiaries listed on Schedule 3.18 to the Disclosure Schedule (the "SUBSIDIARIES"), the Company has no subsidiaries and (i) does not otherwise own or control, directly or indirectly, any other Person and (ii) does not hold equity interests, directly or indirectly, in any other Person. Except as described in the SEC Documents, the Company is not a participant in any joint venture, partnership, or similar arrangement material to its business.

                  3.19 TAXES. The Company and each of the Subsidiaries has filed (or has had filed on its behalf), will timely file or will cause to be timely filed, or has timely filed for an extension of the time to file, all material Tax Returns (as defined below) required by applicable law to be filed by it or them prior to or as of the date hereof, and such Tax Returns are, or will be at the time of filing, true, correct and complete in all material respects. Each of the Company and the Subsidiaries has paid (or has had paid on its behalf) or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) or will establish or cause to be established in accordance with United States generally accepted accounting principles on or before the date hereof an adequate accrual for the payment of, all material Taxes (as defined below) due with respect to any period ending prior to or as of the date hereof. "TAXES" shall mean any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real or personal property, sales, withholding, social security,


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retirement, unemployment, occupation, use, goods and services, license, value added, capital, net worth, payroll, profits, franchise, transfer and recording taxes, fees and charges, and any other taxes, assessment or similar charges imposed by the Internal Revenue Service or any taxing authority (whether state, county, local or foreign) (each, a "TAXING AUTHORITY"), including any interest, fines, penalties or additional amounts attributable to or imposed upon any such taxes or other assessments. "TAX RETURN" shall mean any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority, including information returns, any documents with respect to accompanying payments of estimated Taxes, or with respect to or accompanying requests for extensions of time in which to file any such return, report, document, declaration or other information. There are no claims or assessments pending against the Company or any of the Subsidiaries for any material alleged deficiency in any Tax, and neither the Company nor any of the Subsidiaries has been notified in writing of any material proposed Tax claims or assessments against the Company or any of the Subsidiaries. No Tax Return of the Company or any of the Subsidiaries is or has been the subject of an examination by a Taxing Authority. Each of the Company and the Subsidiaries has withheld from each payment made to any of its past or present employees, officers and directors, and any other person, the amount of all material Taxes and other deductions required to be withheld therefrom and paid the same to the proper Taxing Authority within the time required by law.

                  3.20 PENSIONS AND BENEFITS.

                           (a) Schedule 3.20(a) to the Disclosure Schedule
contains a true and complete list of each "employee benefit plan" within the meaning of Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, multiemployer plans within the meaning of Section 3(37) of ERISA, and all retirement, profit sharing, stock option, stock bonus, stock purchase, severance, fringe benefit, deferred compensation, and other employee benefit programs, plans, or arrangements, whether or not subject to ERISA, under which (i) any current or former directors, officers, employees or consultants of the Company has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of the Subsidiaries, or (ii) the Company or any of the Subsidiaries has any present or future liability. All such programs, plans, or arrangements shall be collectively referred to as the "COMPANY PLANS." Each Company Plan is included as part of or specifically identified in the SEC Documents to the extent required by the rules and regulations of the SEC as in effect at the time of filing.

                           (b) (i) Each Company Plan has been established and
administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "CODE"), and other applicable laws, rules and regulations;
(ii) each Company Plan which is intended to be qualified within the meaning of
Section 401(a) of the Code is so qualified and has received a favorable determination letter as to its qualification (or if maintained pursuant to a prototype form of instrument the sponsor thereof has received a favorable opinion letter as to its qualification), and to the Company's knowledge nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; and (iii) no Company Plan provides retiree health or life insurance benefits (whether or not insured), and neither the Company nor the Subsidiaries have any obligations to provide any such retiree benefits other than as required pursuant to Section 4980B of the Code or other applicable law.

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                           (c) No Company Plan is a "multiemployer plan" as
defined in Section 4001(a)(3) of ERISA) or a plan subject to the minimum funding requirements of Section 302 or ERISA or Section 412 of the Code or Title IV of ERISA, and neither the Company, the Subsidiaries, nor any member of their Controlled Group has any liability or obligation in respect of, any such multiemployer plan or plan. With respect to any Company Plan and to the Company's knowledge, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or threatened, and (ii) no administrative investigation, audit or other administrative proceeding by the Department of Labor, the Pension Benefit Guaranty Corporation, the Internal Revenue Service or other governmental agencies are pending, threatened or in progress.

                  3.21 PRIVATE PLACEMENT; COMMUNICATIONS WITH PURCHASERS. Neither the Company nor any person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Shares, the Warrants or the Warrant Shares by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six
(6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the sale or issuance of the Shares, the Warrants or the Warrant Shares as contemplated hereby or (ii) cause the offering or issuance of the Shares, the Warrants or the Warrant Shares pursuant to this Agreement or any of the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions. None of the Company or any of the Subsidiaries is, or is an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of the Company or any of the Subsidiaries is a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980. No consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, the SEC or any state securities regulatory authority is required in connection with the offer, sale, issuance or delivery of the Shares, the Warrants or the Warrant Shares other than the possible filing of Form D with the SEC. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement or the Registration Rights Agreement, other than as specified in this Agreement or the Registration Rights Agreement.

                  3.22 MATERIAL CHANGES. Except as set forth on Schedule 3.22 to the Disclosure Schedule, since the date of the Balance Sheet, the Company has conducted its business only in the ordinary course, consistent with past practice, and since such date there has not occurred: (i) a Material Adverse Effect; (ii) any amendments or changes in the charter documents or by-laws of the Company or the Subsidiaries; (iii) any: (A) incurrence, assumption or guarantee by the Company or the Subsidiaries of any debt for borrowed money other than (1) equipment leases made in the ordinary course of business, consistent with past practice and (2) any such incurrence, assumption or guarantee with respect to an amount of $25,000 or less that has been disclosed in the SEC Documents; (B) issuance or sale of any securities convertible into or exchangeable for securities of the Company other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Company; (C) issuance or sale of options or other rights to acquire from the Company or the Subsidiaries, directly or indirectly, securities of the Company or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business, consistent with past practice; (D) issuance or sale of any stock, bond or other corporate security other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Company; (E) declaration or making of any payment or distribution to stockholders or purchase or redemption of any share of its capital stock or other security other than to or from directors, officers and employees of the Company or the Subsidiaries as compensation for or in connection with services rendered to the Company or the Subsidiaries (as applicable) or for reimbursement of expenses incurred on behalf of the Company or the Subsidiaries (as applicable); (F) sale, assignment or transfer of any of its intangible assets except in the ordinary course of business, consistent with past practice, or cancellation of any debt or claim except in the ordinary course of business, consistent with past practice; (G) waiver of any right of substantial value whether or not in the ordinary course of business; (H) material change in officer compensation, except in the ordinary course of business and consistent with past practice; or (I) other commitment (contingent or otherwise) to do any of the foregoing; (iv) any creation, sufferance or assumption by the Company or any of the Subsidiaries of any lien on any asset or any making of any loan, advance or capital contribution to or investment in any Person, in an aggregate amount which exceeds $25,000 outstanding at any time;
(v) any entry into, amendment of, relinquishment, termination or non-renewal by the Company or the Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business, consistent with past practice; or (vi) any transfer or grant of a right with respect to the Intellectual Property Rights owned or licensed by the Company or the Subsidiaries, except as among the Company and the Subsidiaries.

                  3.23 REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, approvals, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their businesses as described in the SEC Documents, except where the failure to possess such permits does not, and could not have, individually or in the aggregate, a Material Adverse Effect (the "MATERIAL PERMITS"), and the Company has not received any written notice of proceedings relating to the revocation or modification of any Material Permits except as described in the SEC Documents.

                  3.24 TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction or agreement with the Company (other than for services as employees, officers and directors) exceeding $60,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  3.25 INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the business in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew existing insurance coverage for itself and the Subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary or appropriate to continue business.

                  3.26 SOLVENCY. Based on the consolidated financial condition of the Company and the Subsidiaries as of the date hereof, (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known and contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business conducted by the Company, projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debts when such amounts are required to be paid. The Company has no present intention to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  3.27 INTERNAL ACCOUNTING CONTROLS. Except as disclosed in the SEC Documents, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorizations, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the Company is otherwise in compliance with the Securities Act, the Exchange Act and all other rules and regulations promulgated by the SEC and applicable to the Company, including such rules and regulations to implement the Sarbanes-Oxley Act of 2002, as amended.

                  3.28 DISCLOSURE. Neither the Company nor, to the Company's knowledge, any other Person acting on its behalf and at the direction of the Company, has provided to any Purchaser or its agents or counsel any information that in the Company's reasonable judgment, at the time such information was furnished, constitutes material, non-public information, except such information as may have been disclosed to certain Board members, who are affiliated with certain Purchasers, in their capacity as directors of the Company. The Company understands and confirms that each Purchaser will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement and the Transaction Documents, and in the securities of the Company after the Closing. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement furnished by or on behalf of the Company, taken as a whole is true and correct and does not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or the Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.

                  3.29 DEBT OBLIGATIONS. No amounts are due and owing under that certain Amended and Restated Credit Term Facility dated as of January 27, 2003, by and among Motient Communications Inc. and the lenders thereto.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser represents and warrants, severally (as to itself) and not jointly, to the Company as follows:

                  4.1 AUTHORIZATION. All action on the part of such Purchaser and, if applicable, its officers, directors, managers, members, shareholders and/or partners necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated herein and therein, has been taken. When executed and delivered, each of this Agreement and the Registration Rights Agreement will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Purchaser has all requisite corporate power and authority to enter into each of this Agreement and the Registration Rights Agreement, and to carry out and perform its obligations under the terms of hereof and thereof.

                  4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. Such Purchaser is acquiring the Shares, the Warrants and the Warrant Shares for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act.

                  4.3 INVESTOR STATUS; ETC. Such Purchaser certifies and represents to the Company that it is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Shares, the Warrants or the Warrant Shares. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

                  4.4 SECURITIES NOT REGISTERED. Such Purchaser understands that the Shares, the Warrant and the Warrant Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares, the Warrants and the Warrant Shares must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. Such Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

                  4.5 NO CONFLICT. The execution and delivery of this Agreement and the Registration Rights Agreement by such Purchaser, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser.

                  4.6 BROKERS. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

                  4.7 CONSENTS. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the date hereof.

                  4.8 DISCLOSURE OF INFORMATION. Such Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares, the Warrants and the Warrant Shares. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares, the Warrants and the Warrant Shares and the business, properties, prospects and financial condition of the Company.

         5. CONDITIONS PRECEDENT.

                  5.1. CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CONSUMMATE THE CLOSING. The obligation of each Purchaser to consummate the Closing and to purchase and pay for the Shares to be purchased by it is subject to the satisfaction (or waiver by such Purchaser) of the following conditions precedent:

                           (a) The representations and warranties of the Company
contained herein shall be true and correct on and as of the date hereof. The Company shall have performed or complied with all obligations and conditions herein required to be performed or complied with by the Company on or prior to the date hereof.

                           (b) No proceeding challenging this Agreement or the
Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official or shall be pending against or involving the Company.

                           (c) The sale of the Shares and the issuance of the
Warrants (and the Warrant Shares) to the Purchasers shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person with respect to any of the transactions contemplated hereby (including, without limitation, all filings and approvals, if any, required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) shall have been duly obtained or made and shall be in full force and effect.

                           (d) All instruments and corporate proceedings of the
Company in connection with the transactions contemplated by this Agreement and the Transaction Documents shall be satisfactory in form and substance to such Purchaser, and such Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which any Purchaser may have reasonably requested in connection with such transactions.

                           (e) Such Purchaser shall have received from Andrews
Kurth LLP, outside counsel to the Company, an opinion addressed to such Purchaser, dated the Closing Date and substantially in the form of EXHIBIT A hereto.

                           (f) The Registration Rights Agreement shall have been
executed and delivered to such Purchaser by the Company.

                           (g) Such Purchaser shall have received from the
Company an original stock certificate evidencing the purchase of the Shares and an original Warrant, in each case for the number of Shares of Common Stock and the number of Warrant Shares, respectively, set forth opposite such Purchaser's name on Schedule 1 hereto.

                           (h) The Company, through its wholly-owned subsidiary
Motient Ventures Holding Inc. ("INVESTMENT SUB"), shall have entered into a binding agreement with Mobile Satellite Ventures, L.P. ("MSV") pursuant to which the Company, through Investment Sub, shall increase its equity ownership interest in MSV at a pre-money valuation of MSV not to exceed $1.0 billion on a fully-diluted basis (including the conversion of all outstanding convertible indebtedness of MSV)(the "MSV TRANSACTION"), and the agreements relating to the MSV Transaction shall contain standard representations, warranties and covenants acceptable to the Board, and the closing of the MSV Transaction shall occur contemporaneously with the Closing.

                           (i) The Company shall have delivered, in form and
substance satisfactory to such Purchaser, a certificate dated the Closing Date and signed by the secretary or another appropriate executive officer of the Company, certifying (i) that attached copies of the Certificate of Incorporation, the By-Laws and resolutions of the Board approving this Agreement, the Transaction Documents and the agreements for the MSV Transaction and the transactions contemplated hereby and thereby, are all true, complete and correct and remain in full force and effect as of the date hereof, and (ii) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Transaction Documents and any other document delivered in connection herewith on behalf of the Company.

                           (j) The Company shall deliver to such Purchaser, a
certificate in form and substance satisfactory to such Purchaser, dated the Closing Date and signed by the Company's chief operating officer, certifying that (i) the representations and warranties of the Company contained in Section 3 hereof are true and correct in all respects on the Closing Date and (ii) the Company has performed and complied with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Closing Date.

                           (k) Such Purchaser shall have received duly executed
Transfer Agent Instructions acknowledged by the Company's transfer agent.

                           (l) Such Purchaser shall have received from the
General Counsel of the Company an opinion addressed to such Purchaser, dated the Closing Date and substantially in the form of EXHIBIT D hereto.

                  5.2. CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CONSUMMATE THE CLOSING. The obligation of the Company to consummate the Closing and to issue and sell the Shares to each Purchaser at the Closing is subject to the satisfaction of the following conditions precedent:

                           (a) The representations and warranties of the
Purchasers contained herein shall be true and correct in all respects on and as of the Closing Date.

                           (b) The Registration Rights Agreement shall have been
executed and delivered by the Purchasers.

                           (c) The Purchasers shall have performed all
obligations and conditions herein required to be performed or complied with by the Purchasers on or prior to the Closing Date.

                           (d) No proceeding challenging this Agreement or the
Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official or shall be pending against or involving such Purchaser.

                           (e) The sale of the Shares and the issuance of the
Warrants (and the Warrant Shares) by the Company shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other Person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

                           (f) All instruments and corporate proceedings in
connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

         6. CERTAIN COVENANTS AND AGREEMENTS.

                  6.1. TRANSFER OF SECURITIES. Each Purchaser agrees severally (as to itself only) and not jointly that it shall not sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Shares, the Warrants or the Warrant Shares, except (i) pursuant to an effective registration statement under the Securities Act, (ii) to an Affiliate (so long as such Affiliate agrees to be bound by the terms and provisions of this Agreement as if, and to the fullest extent as, such Purchaser), or (iii) pursuant to an available exemption from registration under the Securities Act (including sales permitted pursuant to Rule 144) and applicable state securities laws and, if requested by the Company, upon delivery by such Purchaser of either an opinion of counsel of such Purchaser reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from or does not require registration under the Securities Act and applicable state securities laws or a representation letter of such Purchaser reasonably satisfactory to the Company setting forth a factual basis for concluding that such proposed transfer is exempt from or does not require registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares in violation of this Section 6.1 shall be void. The Company shall not register any transfer of the Shares in violation of this Section 6.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1.

                  6.2. LEGENDS.

                           (a) To the extent applicable, each certificate or
other document evidencing the Shares and the Warrant Shares shall be endorsed with the legend set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT."

                           (b) The legend set forth in Section 6.2(a) shall be
removed from the certificates evidencing the Shares and the Warrant Shares, (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144 or any effective registration statement, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k) (and the holder of such Shares or Warrant Shares has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144 or such judicial interpretation or pronouncement), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) (and the holder of such Shares or Warrant Shares has submitted a written request for removal of the legend indicating that such legend is not required under applicable requirements of the Securities Act (including such judicial interpretations and pronouncements). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly upon the occurrence of any of the events in clauses (i), (ii) or (iii) above to effect the removal of the legend on certificates evidencing the Shares or the Warrant Shares and shall also cause its counsel to issue a "blanket" legal opinion to the Company's transfer agent promptly after the effective date of any registration statement covering the resale of the Shares or any Warrant Shares, if required by the Company's transfer agent, to allow sales without restriction pursuant to an effective registration statement. The Company agrees that at such time as such legend is no longer required under this Section 6.2(b), it will, no later than three (3) business days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing the Shares or Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends; provided that in the case of removal of the legend for reasons set forth in clause (ii) above, the holder of such Shares or Warrant Shares has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  6.3 PUBLICITY. Except to the extent required by applicable laws, rules, regulations or stock exchange requirements, neither (i) the Company, the Subsidiaries or any of their Affiliates nor (ii) any Purchaser or any of its Affiliates shall, without the written consent of the other, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. In no event will either (i) the Company, the Subsidiaries or any of their Affiliates or (ii) any Purchaser or any of its Affiliates make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement without consulting with the other party, to the extent feasible, as to the content of such public announcement or press release.

                  6.4 MATERIAL, NONPUBLIC INFORMATION. Except as required by law, the Company and its directors, officers, employees and agents shall not provide any Purchaser with any material non-public information regarding the Company or any of the Subsidiaries at any time after the Closing, except such information as may be required to be disclosed to certain Board members, who are affiliated with certain Purchasers, in their capacity as directors of the Company. In the event of a breach of the foregoing covenant following the Effective Date, or in the event that Company is legally required to make certain disclosures to any Purchaser (and does so) following the Effective Date, then in addition to any other remedy provided for herein, in the Transaction Documents or in equity or at law, each Purchaser to whom information has been disclosed (whether as a result of breach or as required by law) may request, in writing, that the Company promptly (but in no event more than five (5) business days after the date of such writing) publicly disclose, by press release, SEC filing, or otherwise, an appropriate summary of the information that, in such Purchaser's reasonable judgment, constitutes the then material non-public information. After such five (5) business-day period, the Purchaser(s) who was or were in receipt of such material non-public information shall be automatically authorized to make all of the information, or any portion thereof, available to the public generally, without incurring any liability to the Company for such disclosure.

                  6.5 FILING OF INFORMATION. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to all applicable securities laws, including the Exchange Act. At any time if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Shares and the Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares or Warrant Shares may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

                  6.6 ADDITIONAL ISSUANCE. In addition to the sale of the Shares and the issuance of the Warrants contemplated herein, the Company may issue up to $50,000,000 of shares of Common Stock at a purchase price per Share not less than the Share Price to its existing stockholders (other than the Purchasers, who waive their rights to participate in such rights offering as set forth in
Section 6.11 hereof) pursuant to a follow-on rights offering (the "RIGHTS OFFERING"). Other than the Rights Offering, the Company shall not issue any capital stock or other securities in connection with the raising of additional financing or capital until all of the Shares have been registered for resale pursuant to an effective registration statement and otherwise in accordance with the terms set forth in the Registration Rights Agreement; provided; however, that the foregoing shall not prohibit the Company from issuing shares of Common Stock or securities convertible into or exercisable for Common Stock: (i) upon conversion of the Warrants or other securities issuable upon conversion of securities outstanding on the date hereof, (ii) to employees, consultants, officers or directors of the Company pursuant to stock option, stock purchase or stock bonus plans or agreements or other stock incentive plans or arrangements approved by the Board, which are in existence as of the date hereof, (iii) pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization or corporate partnering agreement if such issuance is approved by the Board, (iv) in connection with any stock split, stock dividend or recapitalization of the Company, and (v) in connection with lease lines, bank loans, corporate partnering or other similar transactions, provided such issuances described in this clause (v) are not primarily for the purpose of equity financing and are approved by the Board.

                  6.7 USE OF PROCEEDS. The Company covenants and agrees that all of the proceeds from the sale of the Shares shall be used by the Company to effect the MSV Transaction, pay the Company's fees and expenses incurred in connection with this offering, pay the Company's fees and expenses incurred by the Company in connection with the MSV Transaction and pay the Broker Fee to Tejas.

                  6.8 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or the issuance of the Warrants or the Warrant Shares to the Purchasers.

                  6.9 PRE-EMPTIVE RIGHT. Each Purchaser shall have the right to purchase a pro rata share of New Securities (as defined in this Section 6.9) that the Company may, from time to time, propose to sell and issue. Each Purchaser's pro rata share, for purposes of this right, is the ratio of the number of shares of Fully Diluted Common Stock owned by such holder immediately prior to the issuance of New Securities to the total number of shares of Fully Diluted Common Stock outstanding immediately prior to the issuance of New Securities. Each Purchaser shall also have the right of over-allotment to purchase additional New Securities set forth in paragraph (b) of this Section
6.9. This pre-emptive right shall be subject to the following provisions:

                           (a) "NEW SECURITIES" shall mean any capital stock
(including Common Stock) of the Company whether now authorized or not, and any rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock; provided that the term "New Securities" does not include securities issued: (i) upon conversion of the Warrants or other securities issuable upon conversion of securities outstanding on the date hereof, (ii) to employees, consultants, officers or directors of the Company pursuant to stock option, stock purchase or stock bonus plans or agreements or other stock incentive plans or arrangements approved by the Board, which are in existence as of the date hereof, (iii) pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization or corporate partnering agreement if such issuance is approved by the Board, (iv) in connection with any stock split, stock dividend or recapitalization of the Company, (v) in connection with lease lines, bank loans, corporate partnering or other similar transactions, provided such issuances described in this clause (v) are not primarily for the purpose of equity financing and are approved by the Board,
(vi) to directors of the Company as compensation for their service as directors pursuant to a restricted stock plan to be implemented and approved by the stockholders of the Company; provided that such issuance of restricted stock shall not exceed 100,000 shares per year; and (vii) pursuant to the Rights Offering.

                           (b) In the event the Company proposes to undertake an
issuance of New Securities, it shall give each Purchaser certified written notice of its intention, describing the type of New Securities, their price and the general terms upon which the Company proposes to issue the same. Each Purchaser shall have thirty (30) days after any such notice is mailed or delivered to agree to purchase all or any portion of such Purchaser's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Purchaser shall have the right of over-allotment such that if any Purchaser fails to exercise its right under this
Section 6.9 to purchase its full pro rata share of New Securities, the other Purchasers may purchase the portion of such Purchaser's remaining portion on a pro rata share within ten (10) days from the date such non-purchasing Purchaser fails to exercise its right hereunder to purchase its full pro rata share of New Securities.

                           (c) In the event the Purchasers fail to exercise the
pre-emptive right within such thirty (30) day period and after the expiration of the ten (10) day period for the exercise of the over-allotment provisions of this Section 6.9, the Company shall have ninety (90) days thereafter to sell the New Securities respecting which the Purchasers' pre-emptive right set forth in this Section 6.9 was not exercised, at a price and upon terms no more favorable to the purchasers thereof or to the Company than specified in the Company's notice to the Purchasers pursuant to Section 6.9(b) above. In the event the Company has not sold the New Securities respecting which the Purchasers' preemptive right set forth in the Section 6.9 was not exercised within such ninety (90) day period, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Purchasers in the manner provided in Section 6.9(b) above.

                  6.10 WAIVER OF PRE-EMPTIVE RIGHTS IN PRIOR AGREEMENTS. To the extent any Purchaser has a pre-emptive right pursuant to Section 6.9 of the Common Stock Purchase Agreement dated April 7, 2004 by and among the Company and the Purchasers listed on Schedule 1 thereto and/or Section 6.9 of the Securities Purchase Agreement dated July 1, 2004 by and among the Company and the Purchasers listed on Schedule 1 thereto to purchase the Company's securities on the terms set forth in such agreements, each such Purchaser hereby waives such right with respect to the issuance of (a) the Shares, (b) the Warrants, (c) the Warrant Shares or (d) Common Stock in the Rights Offering.

                  6.11 WAIVER OF PARTICIPATION IN RIGHTS OFFERING. Each Purchaser hereby waives as to itself and its Affiliates the right to participate in the Rights Offering.

                  6.12 RESERVATION OF COMMON STOCK FOR ISSUANCE; LISTING OF SHARES. The Company agrees to reserve from its duly authorized capital stock the total number of shares of Common Stock issuable upon execution of this Agreement and upon the exercise in full of the Warrants. The Company agrees that at any time, if and when its shares of Common Stock are listed on NASDAQ, that it will use reasonable efforts to promptly list and qualify the Shares and the Warrant Shares for trading on NASDAQ.

                  6.13 REQUIRED APPROVALS. As promptly as practicable after the date of this Agreement, the Company shall make, or cause to be made, all filings with any governmental or administrative agency or any other Person necessary to consummate the transactions contemplated hereby.

         7. INDEMNIFICATION.

                  7.1 BY THE COMPANY. The Company agrees to indemnify, defend and hold harmless each Purchaser and its Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (collectively, the "PURCHASER INDEMNITEES") to the fullest extent permitted by law from and against any and all claims, losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses (including interest, penalties and reasonable fees, disbursements and other charges of counsel) (collectively, "LOSSES") based upon, arising out of or otherwise in respect of any breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement or in the Transaction Documents, or for any Losses claimed by Tejas or any other broker or placement agent.

                  7.2 CLAIMS. All claims for indemnification by a Purchaser Indemnitee pursuant to this Section 7 shall be made as follows:

                           (a) If a Purchaser Indemnitee has incurred or
suffered Losses for which it is entitled to indemnification under this Section 7, then such Purchaser Indemnitee shall give prompt written notice of such claim (a "CLAIM NOTICE") to the Company. Each Claim Notice shall state the amount of claimed Losses (the "CLAIMED AMOUNT"), if known, and the basis for such claim.

                           (b) Within 30 days after delivery of a Claim Notice,
the Company (the "INDEMNIFYING PARTY") shall provide to each Purchaser Indemnitee (the "INDEMNIFIED PARTY"), a written response (the "RESPONSE NOTICE") in which the Indemnifying Party shall: (i) agree that all of the Claimed Amount is owed to the Indemnified Party, (ii) agree that part, but not all, of the Claimed Amount (the "AGREED AMOUNT") is owed to the Indemnified Party, or (iii) contest that any of the Claimed Amount is owed to the Indemnified Party. The Indemnifying Party may contest the payment of all or a portion of the Claimed Amount only based upon a good faith belief that all or such portion of the Claimed Amount does not constitute Losses for which the Indemnified Party is entitled to indemnification under this Section 7. If no Response Notice is delivered by the Indemnifying Party within such 30-day period, then the Indemnifying Party shall be deemed to have agreed that all of the Claimed Amount is owed to the Indemnified Party.

                           (c) If the Indemnifying Party in the Response Notice
agrees (or is deemed to have agreed) that all of the Claimed Amount is owed to the Indemnified Party, then the Indemnifying Party shall owe to the Indemnified Party an amount equal to the Claimed Amount to be paid in the manner set forth in this Section 8. If the Indemnifying Party in the Response Notice agrees that part, but not all, of the Claimed Amount is owed to the Indemnified Party, then the Indemnifying Party shall owe to the Indemnified Party an amount equal to the agreed amount set forth in such Response Notice to be paid in the manner set forth in this Section 8. The parties agree that the foregoing shall not be deemed to provide that the Indemnifying Party is entitled to make a binding determination regarding any disputed amounts owed to an Indemnified Party, unless such Indemnified Party accepts and agrees to such determination, and both the Indemnified Party and Indemnifying Party shall retain all rights and remedies available to such party hereunder.

                           (d) No delay on the part of the Indemnified Party in
notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent of any actual prejudice caused by or arising out of such delay.

                  7.3. PAYMENT OF CLAIMS. An Indemnifying Party shall make payment of any portion of any Claimed Amount that such Indemnifying Party has agreed in a Response Notice that it owes to an Indemnified Party, or that such Indemnifying Party is deemed to have agreed it owes to such Indemnifying Party, said payment to be made within thirty (30) days after such Response Notice is delivered by such Indemnifying Party or should have been delivered by such Indemnifying Party, as the case may be.

                  7.4. LIMITATIONS.

                           (a) TIME FOR CLAIMS. No Indemnifying Party will be
liable for any Losses hereunder arising out of a breach of representation or warranty unless a written claim for indemnification is given by the Indemnified Party to the Indemnifying Party on or prior to the third anniversary of the date on which the registration statement covering the resale of the Shares initially became effective.

                           (b) MAXIMUM AMOUNT. Notwithstanding anything
contained herein to the contrary, no Indemnifying Party will be liable for any Losses to any Purchaser Indemnitee hereunder in excess of the portion of the aggregate purchase price hereunder actually paid by the related Purchaser.

                  7.5 APPLICABILITY; EXCLUSIVITY. Notwithstanding any term to the contrary in this Section 7, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder. The parties hereby acknowledge and agree that in addition to remedies of the parties hereto in respect of any and all claims relating to any breach or purported breach of any representation, warranty, covenant or agreement that is contained in this Agreement pursuant to the indemnification provisions of this Section 8, all parties shall always retain the right to pursue and obtain injunctive relief in addition to any other rights or remedies hereunder.

         8. MISCELLANEOUS PROVISIONS.

                  8.1 RIGHTS CUMULATIVE. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

                  8.2 PRONOUNS. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

                  8.3 NOTICES.

                           (a) Any notices, reports or other correspondence
(hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be given in writing and shall be deemed given if sent by certified or registered mail (return receipt requested), overnight courier or telecopy (with confirmation of receipt), or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. An electronic communication ("ELECTRONIC NOTICE") shall be deemed written notice for purposes of this Section 8.3 if sent with return receipt requested to the electronic mail address specified by the receiving party either in this Section 8.3 or on Schedule 1 hereto. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party.

                           (b) All correspondence to the Company shall be
addressed as follows:

                              Motient Corporation 3
                            00 Knightsbridge Parkway
                             Lincolnshire, IL 60069
                         Attention: Christopher Downie,
              Executive Vice President and Chief Operating Officer,
                          Telecopier: (847) 478-4810,
                            Chris.Downie@Motient.com,

                                 with copies to:

                               Motient Corporation
                            300 Knightsbridge Parkway
                             Lincolnshire, IL 60069
                           Attention: General Counsel
                           Telecopier: (847) 478-4810
                           Robert.Macklin@Motient.com

                                      -and-

                                Andrews Kurth LLP
                              450 Lexington Avenue
                            New York, New York 10017
                        Attention: Paul Silverstein, Esq.
                           Telecopier: (212) 850-2929
                          psilverstein@andrewskurth.com

                           (c) All correspondence to the Purchasers shall be
addressed pursuant to the contact information set forth on Schedule 1 attached hereto.

                           (d) Any entity may change the address to which
correspondence to it is to be addressed by notification as provided for herein.

                  8.4 CAPTIONS. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

                  8.5 SEVERABILITY. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

                  8.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of New York and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

                  8.7 WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

                  8.8 ASSIGNMENT. The rights and obligations of any party hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of such party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers who hold a majority of the outstanding Shares (the "MAJORITY PURCHASERS"). Each Purchaser may assign or transfer any or all of its rights under this Agreement to any Person provided that such assignee or transferee agrees in writing to be bound, with respect to the transferred Shares and Warrant Shares, by the provisions hereof that apply to such assigning or transferring Purchaser; whereupon such assignee or transferee shall be deemed to be a "PURCHASER" for all purposes of this Agreement.

                  8.9 SURVIVAL. The respective representations and warranties given by the parties hereto shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of time equal to the time for which indemnification may be sought hereunder, without regard to any investigation made by any party. The respective covenants and agreements agreed to by a party hereto shall survive the Closing Date and the consummation of the transactions contemplated herein in accordance with their respective terms and conditions.

                  8.10 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral.

                  8.11 AMENDMENTS. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provisions of this Agreement shall be effective only if made or given in writing and signed by the Company and the Majority Purchasers; provided that any amendment, supplement, modification or waiver that is materially and disproportionately adverse to any particular Purchaser (as compared to all Purchasers as a group) shall require the consent of such Purchaser.

                  8.12 NO THIRD PARTY RIGHTS. This Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto; provided, that each of the Purchaser Indemnitees that are not Purchasers are entitled to all rights and benefits as third party beneficiaries of Article 7 of this Agreement.

                  8.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

                            [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement under seal as of the day and year first above written.

                                   MOTIENT CORPORATION

                                       /S/ CHRISTOPHER DOWNIE
                                       ----------------------
                                       Christopher Downie,
                                       Executive Vice President and Chief
                                       Operating Officer


                                    PURCHASERS:


                                    /S/ JOHN C. WATERFALL
                                    -------------------------------------------
                                    Name: John C. Waterfall

                                    /S/ EDWIN H. MARGENS
                                    -------------------------------------------
                                    Name: Edwin H. Margens

                                    /S/ KURT J. RECHNER
                                    -------------------------------------------
                                    Name: Kurt J. Rechner Rollover IRA

                                    /S/ KURT J. RECHNER      /S/ MELANI RECHNER
                                    -------------------------------------------
                                    Name: Kurt Rechner and Melani Rechner

                                    /S/ KURT J. RECHNER
                                    -------------------------------------------
                                    Name: Kurt J. Rechner 401K Plan and Trust

                                    /S/ EDWARD W. ROSE, III
                                    -------------------------------------------
                                    Name: Edward W. Rose, III

                                    /S/ MORRIS D. WEISS
                                    -------------------------------------------
                                    Name: Morris D. Weiss IRA Rollover

                                    /S/ MORRIS D. WEISS   /S/ LAUREN C. RAVKIND
                                    -------------------------------------------
                                    Name: Morris D. Weiss and Lauren C. Ravkind

                                    /S/ GEORGE W. HAYWOOD
                                    -------------------------------------------
                                    Name: George W. Haywood

                                    Entity Name: AHAB PARTNERS, L.P.
                                    By:
                                       -----------------------------------------

                                    By:    /S/ JONATHAN GALLEN
                                        ----------------------------------------
                                    Name:  Jonathan Gallen
                                    Title: General Partner

                                    Entity Name: AHAB INTERNATIONAL, LTD.
                                    By:
                                       -----------------------------------------

                                    By:    /S/ JONATHAN GALLEN
                                        ----------------------------------------
                                    Name:  Jonathan Gallen
                                    Title: Director

                                    Entity Name: TRACER CAPITAL PARTNERS L.P.
                                    By:
                                        ----------------------------------------

                                    By:    /S/ RILEY MCCORMACK
                                        ----------------------------------------
                                    Name:  Riley McCormack
                                    Title: Managing Member of the Investment
                                           Manager

                                    Entity Name: TRACER CAPITAL PARTNERS QP
                                                 L.P.
                                    By:
                                        ----------------------------------------

                                    By:       /S/ RILEY MCCORMACK
                                        ----------------------------------------
                                    Name:     Riley McCormack
                                    Title:    Managing Member of the Investment
                                              Manager

                                    Entity Name: TRACER CAPITAL OFFSHORE
                                                 FUND LTD.
                                    By:
                                        ----------------------------------------


                                    By:    /S/ RILEY MCCORMACK
                                        ----------------------------------------
                                    Name:  Riley McCormack
                                    Title: Managing Member of the Investment
                                           Manager

                                    Entity Name: GEORGE KAISER FAMILY
                                                 FOUNDATION
                                    By:
                                        ----------------------------------------

                                    By:     /S/ FREDERIC DORWART
                                        ----------------------------------------
                                    Name:   Frederic Dorwart
                                    Title:  President and Trustee

                                    Entity Name: CARDINAL PARTNERS 2000, L.P.
                                    By:
                                        ----------------------------------------

                                    By:    /S/ DEBBIE CRADY
                                        ----------------------------------------
                                    Name:  Debbie Crady
                                    Title: Vice President of G.P., Cardinal
                                           Investment Company, Inc.

                                    Entity Name: CARDINAL PARTNERS, L.P.
                                    By:
                                        ----------------------------------------

                                    By:    /S/ DEBBIE CRADY
                                        ----------------------------------------
                                    Name:  Debbie Crady
                                    Title: Vice President of G.P., Cardinal
                                           Investment Company, Inc.


                                    Entity Name: CLEARVIEW CAPITAL PARTNERS,
                                    L.P.
                                    By:       CLEARVIEW CAPITAL MANAGEMENT, LLC
                                              AS INVESTMENT ADVISOR

                                    By:       /S/ RICHARD BARRARA
                                        ----------------------------------------
                                    Name:     Richard Barrara
                                    Title:    Managing Director

                                    Entity Name: CLEARVIEW INSTITUTIONAL
                                                 PARTNERS, L.P.
                                    By:  CLEARVIEW CAPITAL MANAGEMENT, LLC
                                         AS INVESTMENT ADVISOR


                                    By:     /S/ RICHARD BARRARA
                                        ----------------------------------------
                                    Name:   Richard Barrara
                                    Title:  Managing Director

                                    Entity Name: CLEARVIEW CAPITAL MASTER
                                                 FUND, LTD.
                                    By: CLEARVIEW CAPITAL MANAGEMENT, LLC
                                        AS INVESTMENT ADVISOR

                                    By:       /S/ RICHARD BARRARA
                                        ----------------------------------------
                                    Name:     Richard Barrara
                                    Title:    Managing Director

                                    Entity Name:  GCM LITTLE ARBOR MASTER
                                                  FUND, LTD.
                                    By: CLEARVIEW CAPITAL MANAGEMENT, LLC
                                        AS INVESTMENT ADVISOR

                                    By:    /S/ RICHARD BARRARA
                                        ----------------------------------------
                                    Name:  Richard Barrara
                                    Title: Managing Director

                                    Entity Name: MWV EMPLOYEE RETIREMENT
                                                 PLAN GROUP TRUST
                                    By:
                                        ----------------------------------------

                                    By:       /S/ JOHN RAPHAEL
                                        ----------------------------------------
                                    Name:     John Raphael
                                    Title:    Trustee

                                    Entity Name: XERION PARTNERS II MASTER
                                                 FUND LIMITED
                                    By:
                                        ----------------------------------------


                                    By:       /S/ DANIEL J. ARBESS
                                        ----------------------------------------
                                    Name:     Daniel J. Arbess
                                    Title:
                                        ----------------------------------------

                                    Entity Name: OZ MASTER FUND, LTD.
                                    By:       OZ MANAGEMENT, L.L.C.
                                              AS INVESTMENT ADVISOR

                                    By:       /S/ DAN S. OCH
                                        ----------------------------------------
                                    Name:     Dan S. Och
                                    Title:    Senior Managing Member

                                    Entity Name: OZ MAC 13 LTD.
                                    By:       OZ MANAGEMENT, L.L.C.
                                              AS INVESTMENT ADVISOR


                                    By:       /S/ DAN S. OCH
                                        ----------------------------------------
                                    Name:     Dan S. Och
                                    Title:    Senior Managing Member

                                    Entity Name: FLEET MARITIME, INC.
                                    By:       OZ MANAGEMENT, L.L.C.
                                              AS INVESTMENT ADVISOR


                                    By:       /S/ DAN S. OCH
                                        ----------------------------------------
                                    Name:     Dan S. Och
                                    Title:    Senior Managing Member

                                    Entity Name: ORE HILL HUB FUND LTD.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ FREDERICK WAHL
                                        ----------------------------------------
                                    Name:     Frederick Wahl
                                    Title:    Managing Partner

                                    Entity Name: HIGHLAND EQUITY FOCUS FUND,
                                                 L.P.
                                    By:       HIGHLAND CAPITAL MANAGEMENT, L.P.
                                              ITS GENERAL PARTNER

                                    By:       /S/ JAMES DONDERO
                                        ----------------------------------------
                                    Name:     James Dondero
                                    Title:    President

                                    Entity Name:  HIGHLAND CRUSADER OFFSHORE
                                                  PARTNERS, L.P.
                                    By:       HIGHLAND CAPITAL MANAGEMENT, L.P.
                                              ITS GENERAL PARTNER


                                    By:       /S/ JAMES DONDERO
                                    Name:     James Dondero
                                        ----------------------------------------
                                    Title:    President

                                    Entity Name: HIGHLAND EQUITY FUND, L.P.
                                    By:       HIGHLAND CAPITAL MANAGEMENT, L.P.
                                              ITS GENERAL PARTNER


                                    By:       /S/ JAMES DONDERO
                                        ----------------------------------------
                                    Name:     James Dondero
                                    Title:    President

                                    Entity Name: GREYWOLF CAPITAL PARTNERS
                                                 II L.P.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ WILLIAM TROY
                                        ----------------------------------------
                                    Name:     William Troy
                                    Title:    COO

                                    Entity Name: GREYWOLF CAPITAL OVERSEAS
                                                 FUND
                                    By:
                                        ----------------------------------------


                                    By:       /S/ WILLIAM TROY
                                        ----------------------------------------
                                    Name:     William Troy
                                    Title:    COO

                                    Entity Name: YORK CAPITAL MANAGEMENT,
                                                 L.P.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ADAM J. SEMLER
                                        ----------------------------------------
                                    Name:     Adam J. Semler
                                    Title:    CFO of its General Partner

                                    Entity Name:  YORK SELECT, L.P.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ADAM J. SEMLER
                                        ----------------------------------------
                                    Name:     Adam J. Semler
                                    Title:    CFO of its General Partner

                                    Entity Name:  YORK INVESTMENT LIMITED
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ADAM J. SEMLER
                                        ----------------------------------------
                                    Name:     Adam J. Semler
                                    Title:    CFO of its Investment Manager

                                    Entity Name:  YORK SELECT UNIT TRUST
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ADAM J. SEMLER
                                        ----------------------------------------
                                    Name:     Adam J. Semler
                                    Title:    CFO of its Investment Manager

                                    Entity Name:  YORK CREDIT OPPORTUNITIES
                                                  FUND, L.P.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ADAM J. SEMLER
                                        ----------------------------------------
                                    Name:     Adam J. Semler
                                    Title:    CFO of its General Partner

                                    Entity Name: YORK GLOBAL VALUE PARTNERS,
                                                 L.P.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ADAM J. SEMLER
                                        ----------------------------------------
                                    Name:     Adam J. Semler
                                    Title:    CFO of its General Partner

                                    Entity Name: YORK/GREEN CAPITAL
                                                 PARTNERS, L.P.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ADAM J. SEMLER
                                        ----------------------------------------
                                    Name:     Adam J. Semler
                                    Title:    CFO of its General Partner

                                    Entity Name: ROCKBAY CAPITAL
                                                 INSTITUTIONAL FUND, LLC
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ATUL KHANNA
                                        ----------------------------------------
                                    Name:     Atul Khanna
                                    Title:    Investment Manager

                                    Entity Name: ROCKBAY CAPITAL
                                                 OFFSHORE FUND, LTD.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ATUL KHANNA
                                        ----------------------------------------
                                    Name:     Atul Khanna
                                    Title:    Investment Manager

                                    Entity Name: ROCKBAY CAPITAL FUND, LLC
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ATUL KHANNA
                                        ----------------------------------------
                                    Name:     Atul Khanna
                                    Title:    Investment Manager

                                    Entity Name: THE RAPTOR GLOBAL
                                                 PORTFOLIO LTD.
                                    By:       TUDOR INVESTMENT CORPORATION
                                              AS INVESTMENT ADVISOR


                                    By:       /S/ WILLIAM T. FLAHERTY
                                        ----------------------------------------
                                    Name:     William T. Flaherty
                                    Title:    Managing Director

                                    Entity Name:  TUDOR PROPRIETARY TRADING,
                                                  L.L.C
                                    By:
                                        ----------------------------------------


                                    By:       /S/ WILLIAM T. FLAHERTY
                                        ----------------------------------------
                                    Name:     William T. Flaherty
                                    Title:    Managing Director

                                    Entity Name: THE ALTAR ROCK FUND, L.P.
                                    By:       TUDOR INVESTMENT CORPORATION
                                              ITS GENERAL PARTNER


                                    By:       /S/ WILLIAM T. FLAHERTY
                                        ----------------------------------------
                                    Name:     William T. Flaherty
                                    Title:    Managing Director

                                    Entity Name: THE TUDOR BVI GLOBAL
                                                 PORTFOLIO LTD.
                                    By:       TUDOR INVESTMENT CORPORATION
                                              AS TRADING ADVISOR


                                    By:       /S/ WILLIAM T. FLAHERTY
                                        ----------------------------------------
                                    Name:     William T. Flaherty
                                    Title:    Managing Director

                                    Entity Name: THE CATALYST CREDIT
                                                 OPPORTUNITY FUND OFFSHORE,
                                                 LTD.
                                    By:      CATALYST INVESTMENT MANAGEMENT, LLC
                                             ITS MANAGING MEMBER


                                    By:       /S/ PETER DRIPPE
                                        ----------------------------------------
                                    Name:     Peter Drippe
                                    Title:    Principal

                                    Entity Name: THE CATALYST CREDIT
                                                 OPPORTUNITY FUND, L.P.
                                    By:      CATALYST INVESTMENT MANAGEMENT, LLC
                                             ITS MANAGING MEMBER


                                    By:       /S/ PETER DRIPPE
                                        ----------------------------------------
                                    Name:     Peter Drippe
                                    Title:    Principal

                                    Entity Name: DCM LIMITED
                                    By:      CATALYST INVESTMENT MANAGEMENT, LLC
                                             ITS MANAGING MEMBER


                                    By:       /S/ PETER DRIPPE
                                        ----------------------------------------
                                    Name:     Peter Drippe
                                    Title:    Principal

                                    Entity Name: LC CAPITAL MASTER FUND, LTD.
                                    By:

                                    By:       /S/ RICHARD F. CONWAY
                                        ----------------------------------------
                                    Name:     Richard F. Conway
                                    Title:    Director

                                    Entity Name: MILLENNIUM PARTNERS, L.P.
                                    By:       MILLENNIUM MANAGEMENT, L.L.C.


                                    By:       /S/ TERRY FEENEY
                                    Name:     Terry Feeney
                                        ----------------------------------------
                                    Title:    Chief Operating Officer

                                    Entity Name:   LEHMAN BROTHERS FOR THE
                                                   BENEFIT OF GEORGE W.
                                    HAYWOOD IRA
                                    By:       831-38337-14


                                    By:       /S/ MARJORIE HURD
                                        ----------------------------------------
                                    Name:     Marjorie Hurd
                                    Title:    Retirement Planning Specialist

                                    Entity Name:GEORGE HAYWOOD IRA
                                                ROLLOVER
                                    By:
                                        ----------------------------------------


                                    By:       /S/ GEORGE W. HAYWOOD
                                        ----------------------------------------
                                    Name:     George W. Haywood
                                    Title:

                                    Entity Name: CY OFFSHORE FUND, LTD.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ JAMES W. TRAWEEK, JR.
                                        ----------------------------------------
                                    Name:     James W. Traweek, Jr.
                                    Title:    Director

                                    Entity Name: CS OFFSHORE FUND, LTD.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ JAMES W. TRAWEEK, JR.
                                              -------------------------
                                    Name:     James W. Traweek, Jr.
                                    Title:    Director


                                    Entity Name: SINGER CHILDREN'S
                                                 MANAGEMENT TRUST
                                    By:
                                        ----------------------------------------

                                    By:       /S/ KAREN SINGER
                                        ----------------------------------------
                                    Name:     Karen Singer
                                    Title:    Trustee

                                    Entity Name: LOEB PARTNERS CORP.
                                    By:
                                        ----------------------------------------


                                    By:       /S/ ROBERT GRUBIN
                                        ----------------------------------------
                                    Name:     Robert Grubin
                                    Title:    Vice President

                                    Entity Name: RNR II, LP
                                    By:
                                        ----------------------------------------


                                    By:       /S/ RICHARD M. ENG
                                        ----------------------------------------
                                    Name:     Richrd M. Eng
                                    Title:    CFO

                                    Entity Name: TEJAS SECURITIES GROUP, INC.
                                                 401K PLAN AND TRUST
                                    By:     FBO JOHN J. GORMAN, JOHN GORMAN TTEE


                                    By:       /S/ JOHN J. GORMAN
                                        ----------------------------------------
                                    Name:     John J. Gorman
                                    Title:    Trustee

                                    Entity Name: STROME HEDGECAP LIMITED
                                    By:       JEFFREY S. LAMBERT


                                    By:       /S/ JEFFREY S. LAMBERT
                                        ----------------------------------------
                                    Name:     Jeffrey S. Lambert
                                    Title:    Director